Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934

[X]  Filed by Registrant
[ ]  Filed by Party other than Registrant


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  use  by Commission only (as permitted by Rule 14a-6 (e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Materials Pursuant to Section 240.14a-11 (c) or 240.14a-12

              THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                (Name of Registrant as Specified in its Charter)

              THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                   (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (check appropriate box):
[X]  No Fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the Filing fee is calculated and state how it was determined.): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total Fee paid: N/A

[ ]  Fee paid previously with preliminary materials.  N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the Filing for which the offsetting fee was paid previously. Identify the previous Filng by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

       [LETTERHEAD OF THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY]

                                 January 4, 1999

Dear Stockholder of The Bryan-College Station Financial Holding Company:

         You are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Bryan-College Station Financial Holding Company (the "Company"). The meeting will be held at the principal offices of the institution located at 2900 Texas Avenue, Bryan, Texas on February 18, 1999 at 3:00 p.m., Bryan, Texas time. In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1998 financial and operating performance.

         An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year, stockholders are being asked to consider and vote upon, in addition to the election of directors and ratification of the appointment of auditors, on the ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan (the "Stock Option Plan"). The Board of Directors believes that the approval of the Stock Option Plan will enhance the ability of the Company to recruit and retain quality directors and management.

         Stockholders are also being asked to consider and vote upon the approval of amendments to the Company's Certificate of Incorporation. The first amendment would place voting limitations on persons owning in excess of 10% of the outstanding shares of the Company's common stock. The second amendment would require that any future change to the first amendment, if approved, be subject to an affirmative vote of at least 80% of the shares entitled to vote. The Board of Directors believes that these amendments will make the Company a less attractive target for acquisition by an outsider who does not have the support of the Company's directors and who desires to obtain control by purchasing a majority, but not all of the outstanding voting shares. Finally, the third amendment would decrease the number of shares of authorized common stock from 3,000,000 shares to 1,500,000 shares so that the Company could save a substantial amount in Delaware franchise taxes. The Board of Directors recommends the adoption of these three amendments to be in the best interests of the Company.

         We encourage you to attend the meeting in person. Whether or not you attend the meeting, we hope that you will read the enclosed proxy statement and then COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN it in the postage prepaid envelope provided. This will save the Company additional expenses in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

         Thank you for your attention to these important matters.

                                              Sincerely,

                                              /s/ Richard L. Peacock
                                              ----------------------------------
                                              Richard L. Peacock
                                              Chairman of the Board



                                               /s/ J. Stanley Stephen
                                               ---------------------------------
                                               J. Stanley Stephen
                                               President/Chief Executive Officer

               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                                2900 TEXAS AVENUE
                               BRYAN, TEXAS 77802
                                 (409) 779-2900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on February 18, 1999

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Bryan-College Station Financial Holding Company (the "Company") will be held at 2900 Texas Avenue, Bryan, Texas, at 3:00 p.m. Bryan, Texas time, on February 18, 1999.

         A proxy card and a proxy statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

         1.       The election of 12 directors of the Company;

         2. The ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan;

         3. The approval of a proposal to decrease the number of shares of authorized common stock, par value $.01 per share from 3,000,000 to 1,500,000;

         4. The approval of a proposal that would prevent any stockholder from voting more than 10% of the Company's common stock;

         5. The approval of a proposal requiring that at least 80% of the shares entitled to vote approve any future change to proposal 4, limiting the voting rights of certain stockholders, if approved;

         6. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending September 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware at this time of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Common stockholders of record at the close of business on December 21, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard L. Peacock                     /s/ J. Stanley Stephen
-----------------------------------        -------------------------------------
Richard L. Peacock                         J. Stanley Stephen
Chairman of the Board                      President and Chief Executive Officer

Bryan, Texas
January 4, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                                2900 Texas Avenue
                               Bryan, Texas 77802
                                 (409) 779-2900

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 18, 1999

         This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Bryan-College Station Financial Holding Company (the "Company"), the parent company for First Federal Savings Bank, Bryan, Texas ("First Federal" or the "Bank") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at 2900 Texas Avenue, Bryan, Texas, on February 18, 1999, at 3:00 p.m., Bryan, Texas time, and all adjournments of the Meeting. The accompanying notice of meeting, proxy and this proxy statement are first being mailed to common stockholders on or about January 4, 1999.

         At the Meeting, common stockholders of the Company are being asked to consider and vote upon the election of 12 directors of the Company; the ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan; the approval of an amendment to the Fourth Article of the Company's Certificate of Incorporation that would amend clause A by decreasing the number of shares of authorized common stock, par value $.01 per share from 3, 000,000 to 1,500,000; the approval of an amendment to the Fourth Article of the Company's Certificate of Incorporation adding clause D that would limit the voting rights of any stockholder who beneficially owns in excess of 10% of the then outstanding shares of Company common stock (the "Limit") from voting any shares held in excess of the Limit; the approval of an amendment to the Thirteenth Article of the Company's Certificate of Incorporation requiring that the affirmative vote of at least 80% of the shares entitled to vote must approve an amendment to clause D of the Fourth Article, if proposal 4 is approved; and the ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending September 30, 1999.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this proxy statement. The Company does not know of any matters, other than as described in the notice of meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The ratification of the adoption of the 1998 Stock Option and Incentive Plan; the approval of the amendments to the Fourth Article of the Company's Certificate of Incorporation, and appointment of the independent auditors require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. The approval of the amendment to the Thirteenth Article of the Company's Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of the outstanding shares of Common Stock. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company's Board of Directors at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company's Board of Directors at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles Neelley, Secretary of the Board of Directors, at the above stated address.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on December 21, 1998, will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 389,436 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.



                                                      SHARES OF COMMON STOCK
                                                        BENEFICIALLY OWNED
                 BENEFICIAL OWNER                           AT 12/21/98               PERCENT OF CLASS
               --------------------                -----------------------------    ---------------------

Jean Stephen(1)                                                 29,800                        7.65
Directors and executive officers
 of the Company and the Bank as a group                         97,413                       25.01
(13 persons)(2)

----------------
(1)      Wife of President J. Stanley Stephen.

(2) Includes shares held directly as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power.


                        PROPOSAL I-ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of 12 members, each of whom is also a director of the Bank. Directors of the Company are elected annually and serve their one year term or until their respective successors shall have been elected and qualified.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors. The Board of Directors, acting as the nominating committee, has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.






                                                                                              SHARES OF
                                                                                                STOCK
                                                                     DIRECTOR    TERM TO      BENEFICIALLY      PERCENT
           NAME            AGE(1)     POSITION(S) HELD               SINCE(2)     EXPIRE        OWNED(3)        OF CLASS
        ---------        ---------   ------------------             -----------  ---------    ---------------   -----------
                                                    NOMINEES
Robert H. Conaway            45     Director                           1995        1999           5,290             1.36%
Arthur Davila                69     Director                           1998        1999          11,987             3.08

Ken L. Hayes                 59     Director                           1993        1999             570              (4)
George Koenig                54     Director/Executive Vice            1996        1999             240              (4)
                                    President

Joseph W. Krolczyk           59     Director                           1998        1999           3,000              (4)
Jack W. Lester, Jr.          58     Director, Assistant                1992        1999          10,650             2.73
                                    Secretary/Treasurer
Charles Neelley              69     Director, Secretary/Treasurer      1993        1999          10,905             2.80
Richard L. Peacock           80     Chairman of the Board              1965        1999           5,787             1.49
Roland Ruffino               48     Director                           1995        1999          12,500             3.21
Gary A. Snoe                 41     Director                           1998        1999          10,000             2.57
J. Stanley Stephen           65     Director, President/Chief          1991        1999          29,800             7.65
                                    Executive Officer
Ernest A. Wentrcek           70     Vice Chairman of the Board         1965        1999           6,299             1.62

------------------
(1)      At September 30, 1998.
(2)      Includes service as a director of the Bank.
(3)      Amounts include shares held directly and jointly with family members as well as  shares  which  are  held in  retirement  accounts,  or held by certain members of the named individuals'  families,  or held by trusts of which the named individual is a trustee or substantial  beneficiary, with respect to which shares the respective  directors may be deemed to have sole or shared voting and/or investment power.
(4)      Less than one percent.




     The principal occupation of each director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     ROBERT H. CONAWAY. Mr. Conaway is the founder and President of Progress Supply located in Bryan, Texas, a distributor of wholesale supply plumbing fixtures.

     ARTHUR DAVILA . Mr. Davila is retired from Texas A&M University, where he worked as an air-conditioning specialist. Mr. Davila has been active in several civic organizations, including serving as a trustee on the Bryan Independence School District for 14 years, First Vice President of the Brazos County
Community Action Committee and is a former President of the Brazos Valley Community Action Program.

     KEN L. HAYES. Mr. Hayes is the owner of Aggieland Travel, located in College Station, a full-service travel agency.

     GEORGE KOENIG. Mr. Koenig is currently serving as Executive Vice President of the Bank. Mr. Koenig was previously employed as an operations officer with a local financial institution located in Bryan, Texas.

     JOSEPH W. KROLCZYK. Mr. Krolczyk has served as the owner and President of KESCO Supply Inc., a food service equipment and supply firm located in Bryan, Texas for over 20 years.

     JACK W. LESTER, JR. Mr. Lester is currently retired. Prior to his retirement, he was the owner and operator of a leading women's apparel store located in Bryan, Texas. In November 1995, Mr. Lester was elected Assistant Secretary/Treasurer of the Board.

     CHARLES  NEELLEY.  Mr. Neelley is retired from Texas A&M University and the
travel   agency   business.   In  November   1995,   Mr.   Neelley  was  elected
Secretary/Treasurer of the Board.

     RICHARD L. PEACOCK. Mr. Peacock has been retired since 1983 from a privately owned retail office supply and furniture business located in Bryan, Texas. In November 1995, Mr. Peacock was elected Chairman of the Board.

     ROLAND RUFFINO. Mr. Ruffino is a partner of Readfield Meats, Inc., a long-time leading wholesale and retail meat distributor located in Bryan, Texas.

     GARY A. SNOE. Mr. Snoe is the owner and President of Snoe Inc., a machining and welding plant located in the Bryan, Texas trade area, and previously the owner of a machine and welding plant for over 19 years.

         J. STANLEY STEPHEN. Mr. Stephen was appointed President and Chief Executive Officer in February 1991. From 1965 until 1986, Mr. Stephen worked with First Bank and Trust, Bryan, Texas and served as Executive Vice President, President, Chairman and Chief Executive Officer and Senior Chairman until he retired in 1986. From June 1986 until February 1990, Mr. Stephen was President and Chief Executive Officer of University National Bank, College Station, Texas. Mr. Stephen was a financial institutions consultant from March until October 1990.

         In the past five years, Mr. Stephen has been involved in several lawsuits, most of which were commenced by him in the early 1980's against financial institutions outside the Bryan-College Station area. The lawsuits sought compensatory damages against those lenders for failure to honor loan commitments and other related claims with respect to several real estate partnerships of which Mr. Stephen was a partner but not a managing partner. Those financial institutions filed counter-claims against the real estate partnerships and their individual partners for amounts previously advanced.

         Subsequent to the commencement of litigation by Mr. Stephen, certain of those financial institutions were taken over by their respective federal regulatory agencies, including the Federal Deposit Insurance Corporation (the "FDIC").

         In addition, the FDIC filed suit against the officers and directors of certain failed institutions, including those with which Mr. Stephen was previously associated with, alleging various civil causes of action arising from their activities as directors and/or officers -- which Mr. Stephen and his fellow directors and officers disputed. Mr. Stephen has never been accused of any criminal wrongdoing by any regulatory agency. Currently, all lawsuits in which Mr. Stephen was a party have either been successfully dismissed or settled. In addition, in June of 1994, Mr. Stephen successfully completed a personal plan of reorganization under the federal bankruptcy laws. The OTS has never objected to Mr. Stephen serving as President of First Federal since 1991.

         ERNEST A. WENTRCEK. Mr. Wentrcek was the Secretary and/or Treasurer of First Federal's Board of Directors until 1995 when he was elected Vice Chairman of the Board of Directors. Mr. Wentrcek is the President and owner of W&W Builders/Realtors, a real estate sales, rental and property management company located in Bryan, Texas. In September 1988, he retired as the Associate Director for Business Affairs of the Texas Engineering Extension Service, Texas A&M University System, a vocational education organization. He is a member of the Finance Committee of the Supreme Lodge of the Slavonic Benevolent Order of the State of Texas (SPJST). Mr. Wentrcek is a licensed Real Estate Broker and a member of the Bryan-College Station Board of Realtors and the Multiple Listing Service. He is also a member of the American Legion Post 159-Bryan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Meetings of the Company's Board of Directors are generally held on a monthly basis, with special meetings held on an as needed basis. The Board of Directors met 15 times during the fiscal year ended September 30, 1998. No incumbent director of the Company attended fewer than 75% of the total number of board meetings held by the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he served during fiscal year 1998.

     The Board of Directors of the Company has standing Executive, Audit and Personnel Committees.

         The Executive Committee is currently composed of Directors Stephen (Chairman), Wentrcek, Peacock, Neelley and Lester. This Committee meets as needed and handles major policy questions between regularly scheduled board meetings. The Committee met five times during fiscal 1998.

     The Audit Committee is currently composed of Directors Wentrcek (Chairman), Peacock, Neelley, Lester and Hayes. The Committee currently meets as necessary on matters concerning annual audits and internal audit findings. This Committee met five times during fiscal 1998.

         The Personnel Committee is currently composed of Directors Peacock (Chairman), Stephen, Neelley, Wentrcek, Hayes, and Senior Vice President Hegar. This Committee met five times during fiscal 1998.

         The entire Board of Directors acts as a nominating committee for selecting nominees for the election of directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations.

DIRECTOR COMPENSATION

         Outside directors received $225.00 for each board meeting attended and $75.00 for each committee meeting attended.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or granted to the Bank's Chief Executive Officer for services rendered by him. No other executive officer of the Company has aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1998.


====================================================================================================================================
                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                               LONG TERM COMPENSATION
                                                                         -------------------------------
                          ANNUAL COMPENSATION                                      AWARDS        PAYOUTS
--------------------------------------------------------------------------------------------------------
                                                                          RESTRICTED
                                                          OTHER ANNUAL      STOCK     OPTIONS/      LTIP        ALL OTHER
          NAME AND                    SALARY     BONUS    COMPENSATION     AWARD(S)     SARS      PAYOUTS     COMPENSATION
     PRINCIPAL POSITION      YEAR      ($)        ($)         ($)            ($)         (#)        ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
J. Stanley Stephen           1998    $ 74,000     $---        $---           $---        ---        ---         $40,000(1)
President and Chief          1997     102,000      ---         ---            ---        ---        ---
Executive Officer            1996      89,875      ---         ---            ---        ---        ---           ---
====================================================================================================================================

-------------
(1)  Represents  a  contribution  to  Mr.   Stephen's   Supplemental   Executive
     Retirement Plan.




EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with President J. Stanley Stephen, Executive Vice President George Koenig, Chief Financial Officer and Senior Vice President Mary L. Hegar, Senior Vice President Sam Urso, Senior Vice President Tommy Nierdicek, Vice President Mike Johnson, and Vice President Kay Watson. The employment agreements are designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank to a significant degree relies on the skills and competence of its officers.

         The Bank's employment agreement with Mr. Stephen, which became effective July 1, 1997, provides for an initial term of three years and a base salary not less than his current based salary, provided that the amount actually paid as salary shall be reduced during the first five years of the agreement by one-half of the cost to the Bank of his supplemental retirement benefit. The agreement gives Mr. Stephen the right to elect to cease serving as President and

Chief Executive Officer and to commence serving as a consultant to the Bank at a fee of $58,200 per year. In addition, the agreement provides a supplemental retirement benefit for Mr. Stephen in an amount such that when added to his benefit under the qualified retirement plan, he will receive up to 70% of the average of his annual salary and bonus during the three years out of the prior ten years in which he received the highest salary and bonus. Mr. Stephen's right to the supplemental retirement benefit vests at 20% per year, which commenced July 1, 1997, and will continue to vest completely if he discontinues his employment due to disability. The agreement further provides that if the Bank terminates Mr. Stephen's employment other than for cause, without his consent, it shall pay him his salary for the thenremaining term of the agreement and consulting fees until June 30, 2002.

          The employment agreements with Mr. Koenig, Ms. Hegar, Mr. Urso, Mr. Nierdicek, Mr. Johnson and Ms. Watson provide for annual base salary in an amount not less than the officer's salary as of that date. These agreements provide for an initial term of one year and for termination upon death, termination of employment for cause or certain events specified by the Office of Thrift Supervision (the "OTS") regulations. The agreements also provide that in the event the employee is involuntarily terminated without cause, he or she shall receive one year's base salary and continued health benefits for one year. In the event that such termination of employment occurs in connection with or within 12 months after a change in control of the Bank, he or she shall receive instead a lump sum equal to 200% of his or her "base amount" and continued health benefits for the remainder of the term of the agreement, provided that such benefits are subject to reduction to prevent any amount from becoming non-deductible by the Bank pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the employment agreements, a "change in control" is defined as an event that would require the filing of an application or notice under 12 C.F.R. Part 574 or certain other events which generally occur upon the acquisition of control of 10% or more of the Company's voting stock.

          Based on their current salaries, if Mr. Stephen, Mr. Koenig, Ms. Hegar, Mr. Urso, Mr. Nierdicek, Mr. Johnson, or Ms. Watson were terminated as of December 31, 1998, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $285,000, $105,000, $100,000, $140,000, $110,000,
$69,200 and $77,000, respectively.

CERTAIN TRANSACTIONS

          The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees, loans secured by the borrower's residence, along with certain consumer loans and business loans, if the borrower is credit-worthy. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

          All loans by the Bank to its directors and executive officers are subject to the OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers generally be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $649,411 at September 30, 1998, which was 12.35% of the Bank's equity capital at that date. All loans to directors and executive officers were performing in accordance with their terms at September 30, 1998.

PROPOSAL II - RATIFICATION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

GENERAL

          Establishment and implementation of the 1998 Stock Option and Incentive Plan is subject to ratification by stockholders. Although the 1998 Stock Option and Incentive Plan is in compliance with OTS regulations, the OTS has not endorsed or approved the 1998 Stock Option and Incentive Plan and no written or oral representation to the contrary is made hereby.

         The 1998 Stock Option and Incentive Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 40,000 shares of the Common Stock. Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 10%.

          The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are
(i) requiring a supermajority vote of stockholders for approval of certain business combinations, (ii) permitting special meetings of stockholders to be called only by the Board of Directors and (iii) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

          In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

          Attached as Exhibit A to this proxy statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

          The Stock Option Plan provides for awards in the form of stock options and stock appreciation rights ("SARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

          Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

          The  Stock  Option  Plan  will be  administered  by the  Stock  Option
Committee of the Board of Directors of the Company (the "Stock Option Committee"), which is comprised of all non-employee directors of the Company. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which eligibility currently includes approximately 67 persons who are eligible to participate in the Stock Option Plan. In granting awards under the Stock Option Plan, the Stock Option Committee will consider, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

STOCK OPTIONS

          The Stock Option Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options"). The term of stock options may not exceed 10 years in the case of an incentive stock option or 15 years in the case of a Non-Qualified Stock Option from the date of grant.

          In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Stock Option Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding termination for cause), an exercisable stock option will continue to be exercisable for the lesser of three years or the expiration date of the option. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

          The exercise price for the purchase of shares subject to a stock option at the date of the grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Stock Option Committee, shares of Common Stock, or a combination of both.

STOCK APPRECIATION RIGHTS

          The Stock Option Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Option Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

          SARs will require an expense accrual by the Company each year for the appreciation on the SARs which the Company anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

          Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

          In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement, the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of the fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

AMENDMENT AND TERMINATION

          The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially change the requirements as to eligibility for participation in the Stock Option Plan or
(iii) change the class of persons eligible to participate in the Stock Option Plan, provided however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

          Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award will by itself neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an Incentive Stock Option, a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long-term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the cash received pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal reporting obligations.

          PROPOSAL III-AMENDMENT TO THE FOURTH ARTICLE OF THE COMPANY'S
         CERTIFICATE OF INCORPORATION THAT WOULD DECREASE THE SHARES OF
                             AUTHORIZED COMMON STOCK

GENERAL

         The Board of Directors has proposed an amendment to the Fourth Article of the Company's Certificate of Incorporation which would amend the Company's Certificate of Incorporation by decreasing the number of authorized shares of the Common Stock, par value $.01 per share, from 3,000,000 to 1,500,000 shares. The adoption of the amendment would not effect any change in the Company's outstanding Common Stock.

FINANCIAL STATEMENTS

         The audited financial statements for the year ended September 30, 1998 and 1997 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Annual Report are incorporated by reference in this proxy statement.

DISCUSSION OF THE AMENDMENT

         The Board of Directors believes that the reduced number of authorized shares of Common Stock will provide the Company with sufficient shares of Common

Stock to satisfy its presently anticipated requirements for Common Stock. In the event that the Board determines it appropriate to issue shares of Common Stock in excess of the 1,500,000 authorized shares, it will seek stockholder approval for such increase. In addition, the Board of Directors believes that the reduction in authorized shares of Common Stock will provide the Company with considerable savings in franchise taxes. The rights of the holders of Common Stock will not be affected by the amendment.

          Attached as Exhibit B to this proxy statement is the proposed amendment to clause A of the Fourth Article of the Company's Certificate of Incorporation.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FOURTH ARTICLE OF THE CERTIFICATE OF INCORPORATION THAT WOULD DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

                PROPOSAL IV-PROPOSAL TO AMEND THE FOURTH ARTICLE
                  OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                             TO LIMIT VOTING RIGHTS

          Stockholders should carefully review this discussion of the purpose of the amendment as well as the possible disadvantages of the amendment.

GENERAL

          The proposed amendment to the Fourth Article of the Company's Certificate of Incorporation provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then-outstanding shares of Common Stock be entitled or permitted to any vote in respect of the shares held in excess of the Limit. Beneficial ownership is to be determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, and, in any event, includes shares beneficially owned by any affiliate of such person, shares which such person or his affiliates ( as defined in the Certificate of Incorporation) have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his affiliates have or share investment or voting power, but shall not include shares beneficially owned by directors, officers and employees of the Bank or the Company. This provision would also not affect the ability of management to solicit revocable proxies and to vote the shares represented by such proxies. This provision will be enforced by the Board of Directors to limit the voting rights of persons beneficially owning more than 10% of the Common Stock.

PURPOSE OF THE PROPOSED AMENDMENT

          The adoption of the proposed amendment is intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that stockholders will receive a fair price for their shares in any such change of control transaction. The Board of Directors does not know of any pending or contemplated attempt by any outsider to acquire control of the Company.

          The suddenness of a tender or exchange offer or other hostile attempt to acquire control of a corporation may deprive the stockholders of an adequate opportunity to evaluate the merits of the proposed transaction. Stockholders may be compelled to act hastily without an adequate opportunity to consider available alternatives that may maximize the value of their investments. Forming a considered judgment with respect to such a proposal requires, among other things, an assessment of its fairness, an analysis of its implications for stockholders and the corporation, a consideration of the impact of the transaction on the corporation and its stockholders, and most importantly, consideration of alternative transactions and/or courses of action which may be available. Takeover attempts that have not been approved by the Board of Directors may be timed to take advantage of temporarily depressed stock prices or designed to foreclose or minimize the possibility of more favorable competing bids. In addition, such bids may involve the acquisition of only a controlling interest in the corporation's stock without affording all stockholders the opportunity to sell on the same terms. If the buyer does not acquire all outstanding shares through the initial transaction, the remaining stockholders may find the value of their investment reduced by the election of directors whose adoption of corporate polices and practices significantly different from those upon which they based their investment decision.

          Attempts to take over financial institutions and their holding company have recently become increasingly common. Takeover attempts which have not been negotiated with and approved by the Board of Directors present to stockholders the risk of a takeover on terms on which all stockholders may not receive the same amount of consideration and which may be less favorable than might otherwise be available. A transaction which is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and its stockholders, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of the Company's assets.

          The Board of Directions believes that the proposed amendment will also reduce the Company's vulnerability to takeover attempts through the purchase of less than all the outstanding Common Stock of the Company. In the judgment of the Board of Directors, the Company's Board will be in the best position to determine the true value of the Company and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of the Company and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors of the Company and that this proposed amendment will encourage such negotiations and discourage hostile takeover attempts.

          The adoption of the amendment to the Company's Certificate of Incorporation is not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of the Company or to take any other significant corporate action. The Board believes that it is appropriate to adopt the proposed amendment at a time when no such transaction is pending or known by the Board to be contemplated, since approval may reduce the likelihood of an unsolicited or hostile attempt to acquire control of the Company in an unfair or inequitable manner and thus, may reduce the likelihood that the Company would be required to incur significant expenses and be subject to substantial disruption in connection with such an attempt.

          The Board of Directors does not have any current plans to propose amendments to, or make other changes in, the Company's charter documents that may have "anti-takeover" implications, other than as described in this proxy statement. The Company's charter documents have other provisions that are also intended to have anti-takeover implications.

          The Company's Certificate of Incorporation provides that (i) the size of the Board of Directors may be increased or decreased only by a majority vote of the Board; (ii) any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, shall be filled for the remainder of the unexpired term by a majority vote of the directors then in office; (iii) to be eligible to serve as a director, persons must meet certain eligibility criteria; (iv) that a director may only be removed for cause by the affirmative vote of 80% of the shares eligible to vote; (v) a special meeting of shareholders may be called only pursuant to a resolution adopted by a majority of the Board of Directors; and (vi) there shall be no cumulative voting rights in the election of directors. The Bylaws impose certain notice and information requirements in connection with the nomination by shareholders of candidates for election to the Board of Directors or the proposal by shareholders of business to be acted upon at an annual meeting of shareholders.

          The Company's Certificate of Incorporation also requires that certain business combinations, (including mergers or consolidations, sale, lease or other disposition of assets, issuances or transfers of securities, adoption of certain plans of liquidation or reclassification of securities), between the Company (or any majority-owned subsidiary thereof) and a 25% or more shareholder either (i) be approved by at least 80% of the total number of outstanding voting shares, voting as a single class, of the Company, (ii) be approved by a majority of the continuing Board of Directors (i.e., persons serving prior to the 25% shareholder becoming such and who are not affiliated with the 25% shareholder) or (iii) involve consideration per share generally equal to the highest per share price paid by such 25% shareholder to acquire its stock. The Certificate of Incorporation of the Company also authorizes the Company to issue additional shares of Common Stock beyond the shares of Common Stock which are outstanding or currently reserved for issuance and 1,000,000 shares of serial preferred stock without first seeking stockholder approval. In the event of a proposed merger, tender offer or other attempt to gain control of the Company that the Board of Directors does not approve, it might be possible for the Board of Directors to authorize the issuance of additional shares of Common Stock or of a series of preferred stock with rights and preferences that would impede the completion of such a transaction. An effect of the possible issuance of common or preferred stock, therefore, may be to deter a future takeover attempt. Lastly, amendments to the Company's Certificate of Incorporation must be approved by a majority vote of the Company's Board of Directors and also by a majority of the outstanding shares of the Company's voting stock, provided however, that approval by at least 80% of the outstanding voting stock is generally required to amend certain provisions (i.e., provisions relating to number, classification, election and removal of directors; amendment of bylaws; call of special shareholder meetings; offers to acquire and acquisitions of control; director liability; certain business combinations; power of indemnification; and amendments to provisions relating to the foregoing in the Certificate of Incorporation.) The Bylaws may be amended by a majority vote of the Board of Directors or the affirmative vote of at least 80% of the total votes eligible to be voted at a duly constituted meeting of shareholders.

POSSIBLE DISADVANTAGES

          To  the  extent  the  adoption  of  the  proposed   amendment  to  the
Certificate of Incorporation is effective in discouraging any unilateral takeover attempts, it will be to the advantage of stockholders only to the extent that any enhanced power of the Board of Directors is utilized wisely and for the benefit of all stockholders. Also, approval of the proposed amendment could discourage or frustrate future attempts to acquire control of the Company that are not approved by a majority of the directors, but which the holders of a majority of outstanding shares may believe to be in their best interests. The proposed amendment could also delay or frustrate the assumption of control or other proposal by a holder of a large block of the Company's shares in a proxy contest or other solicitation, even if many stockholders consider such actions to be beneficial. Furthermore, adoption of the proposed amendment will not necessarily ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by adoption of the proposed amendment to the Company's Certificate of Incorporation.

          Attached as Exhibit C to this proxy statement is the complete text of the proposed addition to Article Fourth of the Company's Certificate of Incorporation.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE PROPOSED AMENDMENT TO THE FOURTH ARTICLE OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

         PROPOSAL V-AMENDMENT OF THE THIRTEENTH ARTICLE OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

GENERAL

          In order to prevent a simple majority of the shareholders from defeating the purposes served by the proposed amendment to the Fourth Article contained in proposal IV, an amendment to the Thirteenth Article of the
Company's Certificate of Incorporation provides that there shall be no amendment, repeal or adoption of clause D of the Fourth Article unless approved by the holders of at least 80% of the shares of the Company then entitled to vote in an election of directors.

          A copy of the proposed new amendment to the Thirteenth Article is attached to this proxy statement as Exhibit D.

          THE BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE "FOR" THE
PROPOSED   AMENDMENT  TO  THE   THIRTEENTH   ARTICLE  OF  THE   CERTIFICATE   OF
INCORPORATION.

            PROPOSAL VI - RATIFICATION OF THE APPOINTMENT OF AUDITORS

          The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP ("Crowe, Chizek") to be its auditors for the fiscal year ending September 30, 1999, subject to the ratification of the appointment by the Company's stockholders at the Meeting. A representative of Crowe, Chizek is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                              STOCKHOLDER PROPOSALS

          In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such a meeting must be received at the Company's main office located at 2900 Texas Avenue, Bryan, Texas 77802, no later than December 19, 1999 (60 days prior to next years anticipated annual meeting date). In the event that the date of next year's annual meeting changes, either advances more than 20 days or delayed by more than 60 days, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the eighth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. However, for nominations of persons for election to the Board of Directors by a stockholder, in the event that less than 40 days' notice of the date of the meeting is first given or made to stockholders, by public announcement or mail, notice by the stockholder to be timely must be so received not later than the close of business on the eighth day following the day on which such notice of the date of the meeting was mailed or public announcement was first made. All stockholder proposals must comply with the Company's Bylaws and Delaware law.

                                  OTHER MATTERS

          The Board of Directors is not aware at this time of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

          The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telegraph or telephone without additional compensation.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Richard L. Peacock
                               ----------------------
                                   Richard L. Peacock
                                   Chairman of Board

                               /s/ J. Stanley Stephen
                               ----------------------
                                   J. Stanley Stephen
                                   President and Chief
                                   Executive Officer

Bryan, Texas
January 4, 1999

                                                                       EXHIBIT A


               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                      1998 STOCK OPTION AND INCENTIVE PLAN

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

       "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

       "Board" -- means the board of directors of the Corporation.

       "Cause" -- means Termination of Service by reason of personal dishonesty, professional incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Corporation" -- means The Bryan-College Station Financial Holding Company, a Delaware corporation, and any successor thereto.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

       "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

       "Option"--  means an  Incentive  Stock  Option or a  Non-Qualified  Stock
Option.

       "Participant" -- means any director, advisory director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

       "Plan" -- means this The Bryan-College Station Financial Holding Company 1999 Stock Option and Incentive Plan.

       "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

       "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

       "Shares" -- means the shares of common stock of the Corporation.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation and any Affiliate for purposes of any other Award.

       3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4.     Shares Subject to Plan.

              (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 40,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan, plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

              (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 10,000 Shares, subject to adjustment as provided in Section 6.

       5.     Awards.

              (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                    (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                    (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to officers and employees of the Corporation or its Affiliates.

                    (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

              (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

       7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of 60 days following such date, after which each such Option and Right shall revert to being exercisable in accordance with the other provisions of such Option or Right; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

       9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.    Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation, or modify or amend the terms of any outstanding Award, provided however, that the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

       14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter.

                                                                       EXHIBIT B






           PROPOSED AMENDMENT TO CLAUSE A OF THE FOURTH ARTICLE OF THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

Italicized text reflects the proposed amendment to clause A.

FOURTH:

       A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is two million five hundred thousand (2,500,000) consisting of:

       1. One million (1,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"); and

       2. One million five hundred thousand (1,500,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock").

                                                                       EXHIBIT C

             PROPOSED ADDITION OF CLAUSE D TO ARTICLE FOURTH OF THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

       D. 1. Notwithstanding any other provision of this Certificate of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

              2. The following definitions shall apply to this Section E of this Article FOURTH:

                    (a) An "affiliate" of a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                    (b) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on December 31, 1998; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

                       (1)  which   such   person  or  any  of  its   affiliates
beneficially owns, directly or indirectly; or

                       (2) which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of the clauses of Section A of Article EIGHTH) or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

                       (3) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation;

and provided further, however, that (1) no director or officer of this Corporation (or any affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such director or officer (or any affiliate thereof), and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation nor any trustee with respect thereto (or any affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may



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

be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

                   (c) A "person" shall mean any individual, firm, corporation, or other entity.

                    (d) The Board of Directors shall have the power to construe and apply the provisions of this section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares of Common Stock beneficially owned by any person, (2) whether a person is an affiliate of another, (3) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (4) the application of any other definition or operative provision of this Section to the given facts, or (5) any other matter relating to the applicability or effect of this Section.

              3. The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) (a "Holder in Excess") supply the Corporation with complete information as to (a) the record owner(s) of all shares beneficially owned by such Holder in Excess, and (b) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such Holder in Excess. The Board of Directors shall further have the right to receive from any Holder in Excess reimbursement for all expenses incurred by the Board in connection with its investigation of any matters relating to the applicability or effect of this section on such Holder in Excess, to the extent such investigation is deemed appropriate by the Board of Directors as a result of the Holder in Excess refusing to supply the Corporation with the information described in the previous sentence.

              4. Except as otherwise provided by law, expressly provided in this
Section D or the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast one-third of the votes (after giving effect, if required, to the provisions of this Section) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

              5. Any constructions, applications, or determinations made by the Board of Directors, pursuant to this Section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its stockholders.

              6. In the event any provision (or portion thereof) of this Section E shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section E remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

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


                                                                       EXHIBIT D






          PROPOSED AMENDMENT TO THE THIRTEENTH ARTICLE OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

Italicized text reflects the proposed amendment.

THIRTEENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors , voting together as a single class, shall be required to amend or repeal this Article THIRTEENTH, clauses B or D of Article FOURTH, clauses C or D of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article TENTH or Article ELEVENTH.















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